Exhibit 10.88
SECOND AMENDMENT TO CREDIT AGREEMENT
          SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 17, 2007 (this “Amendment”), among Herbalife International, Inc., a Nevada corporation (“Borrower”), Herbalife Ltd., a Cayman Islands exempted company with limited liability (“Holdings”), and the other guarantors identified as such on the signature pages hereto (together with Borrower and Holdings, the “Loan Parties”), and Merrill Lynch Capital Corporation (“MLCC”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), in connection with that certain Credit Agreement, dated as of July 21, 2006, as amended by that certain First Amendment to Credit Agreement, dated as of June 21, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Loan Parties, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, and MLCC, as collateral agent for the Secured Parties (as defined in the Credit Agreement) (in such capacity, the “Collateral Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.
W I T N E S S E T H:
          WHEREAS, the Loan Parties, the Lenders named therein, the Administrative Agent and the other parties thereto have entered into the Credit Agreement, and the Loan Parties and the Collateral Agent have entered into the Security Agreement;
          WHEREAS, the Borrower has requested an increase in the amount of its revolving credit facility in an aggregate principal amount of $150,000,000 (the “Revolving Facility Increase”);
          WHEREAS, the Borrower has asked the Administrative Agent to amend certain provisions of the Credit Agreement related to the Revolving Facility Increase; and
          WHEREAS, the Administrative Agent is willing to consent to such amendments on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Loan Parties and the Administrative Agent hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
          Immediately upon the Effective Date (as defined in Article III below), the following amendments to the Credit Agreement shall become operative:
          Section 1.1 Section 2.18. Section 2.18 of the Credit Agreement is hereby amended by adding the following subsection (e):
          (e) Each of the Revolving Lenders having a Revolving Commitment prior to such Increased Amount Date shall assign, or shall be deemed to have assigned, without recourse, to any Additional Lender as of the Increased Amount Date, and such Additional Lenders shall purchase, or shall be deemed to have purchased, from such assigning Revolving Lenders, such interests in the Revolving Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by the Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to such increased Revolving Commitments. Such Additional Lenders shall fund any such purchases on the Increased Amount Date. Borrower agrees to pay to the Revolving Lenders on demand any and all amounts required by Section 2.13 resulting from such assignment or purchase of the outstanding Revolving Loans.
          Section 1.2 Commitment Schedule. Annex II attached to the Credit Agreement is hereby deleted in its entirety and replaced with the Annex II attached hereto as Exhibit B.
ARTICLE II
CONFIRMATION
          Each of the Loan Parties hereby confirms that all Loans issued or to be issued pursuant to the Revolving Commitment, as increased by the Revolving Facility Increase, are and continue to constitute “Secured Obligations” (under and as defined in the Security Agreement) and such Secured Obligations are and continue to be secured by the Security Agreement Collateral.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
          Immediately upon the satisfaction of all of the following conditions, the amendments contained in Article I of this Amendment shall become effective (the date on which the applicable conditions are satisfied being the “Effective Date”):
          (a) Amendment. The Administrative Agent shall have received a duly executed counterpart of this Amendment from each of the Loan Parties and the Administrative Agent.
          (b) Representations and Warranties. Each of the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date).
          (c) Default. No Default or Event of Default shall have occurred and be continuing and no Default or Event of Default shall result from the Credit Facilities Increase.
          (d) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of Borrower,

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confirming compliance with the conditions precedent set forth in (b) and (c) of this Article III.
          (e) Increase Documents. The Administrative Agent shall have received joinder agreements in form and substance reasonably acceptable to it executed by each new Lender and the Borrower.
          (f) Opinion of Counsel. The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of Gibson, Dunn & Crutcher LLP, special counsel for certain of the Loan Parties (A) in form reasonably acceptable to the Administrative Agent, (B) dated the Effective Date, (C) addressed to the Administrative Agent, the Issuing Bank, and the Lenders and (D) covering such other matters relating to this Amendment, the other Loan Documents and the Revolving Facility Increase, as the Administrative Agent shall reasonably request.
          (g) Requirements of Law. The Administrative Agent shall be satisfied that the Revolving Facility Increase shall be in full compliance with all material Requirements of Law, including Regulations T, U and X of the Board.
          (h) Patriot Act. The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S.A. Patriot Act.
          (i) Fee Letter Amounts. The Borrower shall have paid all fees and expenses due and payable pursuant to that certain Revolving Facility Increase Fee Letter, dated as of August ___, 2007, by and between the Borrower, and the Administrative Agent.
          (j) Fees and Expenses. The Borrower shall have paid all fees and expenses (including, without limitation, legal fees and expenses) payable pursuant to the Loan Documents that have been invoiced on or prior to the date hereof.
ARTICLE IV
MISCELLANEOUS
          Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

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          Section 4.2 No Representations by Lenders or Agents. The Loan Parties hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or any Agent, in entering into this Amendment.
          Section 4.3 Representations of the Loan Parties. Each Loan Party represents and warrants to the Agents and the Lenders that (a) the execution, delivery and performance by it of this Amendment are within such entity’s powers and have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (b) it has received all necessary governmental, regulatory or other approvals for the execution and delivery of this Amendment and the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order or (iii) its articles of incorporation, bylaws, articles or certificate of formation, operating agreement or partnership agreement, (c) the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with or constitute a default under, or cause any lien to arise under, any provision of any material agreement or instrument binding upon any Loan Party or upon any of the respective property of a Loan Party and (d) this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms. Each Loan Party further represents and warrants to the Agents and the Lenders that (a) each of the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and no Default or Event of Default will result from the Credit Facilities Increase, and (c) no Material Adverse Change has occurred since December 31, 2005.
          Section 4.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and by the Credit Agreement.
          Section 4.5 Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
          Section 4.6 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 4.7 Costs and Expenses. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by any Agent and in connection with the preparation, execution and delivery, administration of this Amendment and the other Loan Documents (whether or not the transactions hereby or thereby contemplated shall be consummated).
          Section 4.8 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE

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          OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
          Section 4.9 Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE CREDIT FACILITIES INCREASE CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.9.
          Section 4.10 Ratification of Guarantees. Each Loan Party hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, each of the Guarantees to which it is a party is, and shall continue to be, in full force and effect and each such Guarantee is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in such Guarantees to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and (b) the Security Documents to which it is a party and all of the Security Agreement Collateral described therein do, and shall continue to, secure the payment of all of the “Secured Obligations” (as defined in the Security Agreement), including, without limitation, the loans made pursuant to the Revolving Facility Increase secured thereby.
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          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

HERBALIFE INTERNATIONAL, INC., a Nevada corporation, as Borrower
By:
Name:
Title:

WH CAPITAL CORPORATION, a Nevada corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL OF AMERICA, INC., a Nevada corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL OF EUROPE, INC., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL COMMUNICATIONS, INC., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL DISTRIBUTION, INC., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE TAIWAN, INC., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL (THAILAND), LTD., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL DO BRASIL LTDA., a corporation dually organized in Brazil and Delaware, as a Guarantor
By:
Name:
Title:

HERBALIFE LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

WH INTERMEDIATE HOLDINGS LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

HBL LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

HV HOLDINGS LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

HERBALIFE DISTRIBUTION LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

WH LUXEMBOURG HOLDINGS S.à.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

HLF LUXEMBOURG HOLDINGS S.à R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.à.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL LUXEMBOURG S.À.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE LUXEMBOURG DISTRIBUTION S.à.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent
By:
Name:
Title:

Annex II
Lenders’ Notice Information and Commitments

	Revolving	Term Loan
Lender	Commitment	Commitment
Merrill Lynch Capital Corporation	$5,000,000	$63,000,000

Merrill Lynch Bank USA	$5,000,000	$0

JPMorgan Chase Bank, N.A.	$29,000,000	$5,000,000

Morgan Stanley Bank	$5,000,000	$0

HSBC Bank USA, National Association	$26,000,000	$20,000,000

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank International”, New York Branch	$26,000,000	$20,000,000

Bank of America, N.A.	$30,500,000	$0

Citicorp USA, Inc.	$16,500,000	$0

Fortis Capital Corp.	$19,000,000	$15,000,000

General Electric Capital Corporation	$0	$20,000,000

The Governor and Company of the Bank of Ireland	$0	$20,000,000

Bayerische Hypo- Und Vereinsbank AG, New York Branch	$5,000,000	$10,000,000

Union Bank of California, N.A.	$10,000,000	$10,000,000

The CIT Group/Equipment Financing, Inc.	$0	$10,000,000

Comerica West Incorporated	$12,000,000	$7,000,000

U.S. Bank National Association	$14,000,000	$0

KeyBank National Association	$14,000,000	$0

Goldman Sachs Credit Partners L.P.	$5,000,000	$0

Wachovia Bank, NA	$14,000,000	$0

SunTrust Bank	$14,000,000	$0

Total	$250,000,000	$200,000,000

Merrill Lynch Capital Corporation
Merrill Lynch Capital Corporation
4 World Financial Center
22nd Floor
New York, NY 10080
Attention: Chris DiBiase
Phone: (212) 449-2879
Telecopy No.: (212) 738-1186
Merrill Lynch Bank USA
15 West South Temple, Suite 300
Salt Lake City, UT 84101
Attention: Dave Millett
Phone: (801) 526-6814
Telecopy No.: (801) 531-7470
Morgan Stanley Bank
One Pierrepont Plaza, 7th Floor
300 Cadman Plaza West
Brooklyn, NY 10019
Attention: Erma Dell’Aquila / Edward Henley
Phone: (718) 754-7286
Telecopy No.: (718) 7854-7249
JPMorgan Chase Bank, N.A.
JPMorgan Chase Bank, N.A.
650 Town Center Drive, Suite 1000
Costa Mesa, CA 92626
Attention: Anna Ruiz
Phone: (714) 957-7044
Telecopy No.: (310) 975-1353; and
J.P. Morgan Securities Inc.
1999 Avenue of the Stars
Floor 27
Los Angeles, CA 90067-6022
Attention: Sanjna Daphtary
Phone: (310) 860-7283
Telecopy No.: (310) 860-7110
U.S. Bank National Association
1331 N. California Blvd., Suite 350, SF-CA-WCCB
Walnut Creek, CA 94596
Attention: R. Clay Jackson, Senior Vice President
Phone: (925) 942-9478
Telecopy No. (925) 945-6919
HSBC Bank USA, National Association
HSBC Bank USA, National Association
660 S. Figueroa Street, Suite 800
Los Angeles, CA 90017
Attention: Steven Brennan
Phone: (213) 553-8003
Telecopy No.: (213) 553-8056

Cooperatieve Centrale Raiffeisen-
Boerenleenbank, B.A. “Rabobank
International”, New York Branch
Rabobank Support Services, Inc.
Corp. Services – Loan Admin.
10 Exchange Place, 16th Floor
Jersey City, NJ 07302
Attention: Alishia Hazell
Phone: (201) 449-5319
Telecopy No.: (201) 449-5326; and
Rabobank International
13355 Noel Road, Suite 1000
Dallas, TX 75240
Attention: J. David Thomas
Phone: (972) 419-5266
Telecopy No.: (972) 419-6315
Citicorp USA, Inc.
Citicorp USA, Inc.
388 Greenwich Street, 21st Floor
New York, NY 10013
Attention: Rory Boyle
Phone: (212) 816-7964
Telecopy No.: (646)291-1866
General Electric Capital Corporation
General Electric Capital Corporation
Corporate Financial Services
201 Merritt 7, P.O. Box 5201
Norwalk, CT 06856-5201
Attention: Ante Sucic
Phone: (203) 956-4223
Telecopy No.: (203) 956-4003
Bank of America, N.A.
Bank of America, N.A.
333 South Hope Street, Suite 1300
Los Angeles, CA 90071-1406
Attention: Matthew Koenig
Phone: (213) 621-7190
Telecopy No.: (213) 621-3612
Fortis Capital Corp.
Fortis Capital Corp.
Two Emarcadero Center, Suite 1330
San Francisco, CA 94111
Attention: Ignacio Solveyra
Phone: (415) 283-3009
Telecopy No.: (415) 283-3013
The Governor and Company of the Bank of Ireland
The Governor and Company of the Bank of Ireland
Bank of Ireland Leveraged Finance
U.S. Representative Office
75 Holly Hill Lane
Greenwich, CT 06830
Attention: Eimear Lillis
Phone: (203) 861-8969
Telecopy No.: (203) 552-0656

Bayerische Hypo- Und Vereinsbank AG,
New York Branch
Bayerische Hypo- Und Vereinsbank AG, New
York Branch
150 East 42nd Street
New York, NY 10017
Attention: Yoram Dankner
Phone: (212) 672-5446
Telecopy No.: (212) 672-5530
The CIT Group/Equipment Financing, Inc.
The CIT Group/Equipment Financing, Inc.
CIT Syndicated Loan Group
One Stamford Plaza, 263 Tresser Blvd, 9th
Floor
Stamford, CT 06901
Attention: Vincent J. Devito
Phone: (203) 564-1423
Telecopy No.: (203) 564-1482
KeyBank National Association
127 Public Square
Cleveland, Ohio 44114
Attention: Adam Freeman
Phone: (216) 689-0889
Telecopy No.: (216) 689-4981
Goldman Sachs Credit Partners L.P.
30 Hudson Street, 17th Floor
Jersey City, NJ 07302
Attention: Philip Green
Phone: (212) 357-7570
Telecopy No.: (212) 357-4597
Union Bank of California, N.A.
Union Bank of California, N.A.
445 S. Figueroa Street 10/F
Los Angeles, CA 90071
Attention: Rafael Vistan
Phone: (213) 236-7688
Telecopy No.: (213) 236-7637
Comerica West Incorporated
Comerica Bank
611 Anton Boulevard, 4th Floor
Costa Mesa, CA 92626
Attention: Steve Clear
Phone: (714) 433-3227
Telecopy No.: (714) 433-3236
SunTrust Bank
303 Peachtree St., NE – 3rd Floor
Atlanta, GA 30308
Attention: Don Besch
Phone: (404) 575-2649
Telecopy No.: (404) 575-2693
Wachovia Bank, NA
1800 Century Park East, Suite 500
Los Angeles, CA 90067
Attention: Garry Handelman
Phone: (310) 789-8943
Telecopy No.: (310) 789-5025